SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

GLASSMASTER COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GLASSMASTER COMPANY
P.O. Box 788
Lexington, SC 29071
(803) 359-2594

Notice of Annual Meeting of Stockholders
January 21, 2005

     The Annual Meeting of Stockholders (the “Annual Meeting”) of Glassmaster Company (the “Company”) will be held at the Company’s principal executive offices, 126 Glassmaster Road, Lexington, South Carolina, on Friday, January 21, 2005, at 10:00 a.m. Eastern Standard Time, for the following purposes:

1.	to elect two (2) directors to serve three year terms to end in conjunction with the Company’s Annual Meeting of Stockholders to be held following the close of its fiscal year ending August 31, 2007, or when their successors have been duly elected and qualified;

2.	to consider and vote upon the ratification of the appointment of Elliott Davis, LLC as independent auditors for the Company’s fiscal year ending August 31, 2005; and

3.	to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Although all stockholders are invited to attend the Annual Meeting, only stockholders of record at the close of business on December 1, 2004, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by stockholders during regular business hours at the Company’s principal executive offices from December 29, 2004, through the Annual Meeting date and at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Neil A. McLeod, Jr. Secretary

Lexington, South Carolina December 29, 2004

     TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

PROXY STATEMENT
GLASSMASTER COMPANY

SOLICITATION OF PROXIES

     The accompanying Proxy is solicited on behalf of the Board of Directors of Glassmaster Company (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, January 21, 2005, at 10:00 a.m. Eastern Standard Time, or any adjournment thereof, at the Company’s principal executive offices, 126 Glassmaster Road, Lexington, South Carolina. The approximate date on which proxy materials are first being sent to stockholders is December 29, 2004.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without additional compensation, use their personal efforts to solicit proxies by telephone, telegraph, telecopier or in person. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. Should the Company’s management deem it necessary, the Company may also retain the services of a proxy solicitation firm to aid in the solicitation of proxies for which the Company will pay a fee not expected to exceed $5,000 plus reimbursement for out-of-pocket expenses.

     Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy in the envelope provided. Shares of Common Stock par value $.03 per share (“Common Stock”) represented by the accompanying proxy will be voted if the proxy is properly executed and is received by the Company prior to the time of voting. Sending in a signed proxy will not affect a stockholder’s right to attend the Annual Meeting and vote in person.

     Proxies so given may be revoked at any time prior to the voting thereof by written notice mailed or delivered to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation by request in person at the Annual Meeting, but if not so revoked, the shares represented by such proxy will be voted in accordance with the authority conferred by such proxy. Where specific choices are not indicated on the proxy, proxies will be voted in accordance with the recommendations of the Board of Directors.

ANNUAL REPORT

     The Annual Report to stockholders covering operations of the Company for the fiscal year ended August 31, 2004, including financial statements, is enclosed herewith. FORM 10-KSB, THE ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THE SECRETARY, GLASSMASTER COMPANY, P.O. BOX 788, LEXINGTON, SOUTH CAROLINA 29071.

OUTSTANDING VOTING SECURITIES AND RECORD DATE

     Only stockholders of record at the close of business on December 1, 2004 will be entitled to notice of and to vote at the Annual Meeting, each share being entitled to one vote. Common Stock is the only class of capital stock which has been issued by the Company. As of the close of business on December 1, 2004, there were 1,643,390 outstanding shares of Common Stock entitled to be voted at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth as of October 31, 2004, the Company’s best knowledge of the amount of Common Stock beneficially owned and the percentage of Common Stock so owned with respect to: (a) the persons or groups known to the Company to be the beneficial owner of more than five percent of the Common Stock of the Company; (b) certain executive officers of the Company; (c) each director of the Company; and (d) all executive officers and directors of the Company as a group.

Name of	Number of	Percent
Beneficial Owner	Shares	of Class
M. L. Chavis	213,839	13.0	%(1)
Director and Vice-President

George L. Husong	200	*
Director

Neil A. McLeod	14,304	*	(2)
Vice President and Secretary

Stephen W. Trewhella, Jr.	71,245	4.3%	(3)
Director, President and Chief Operating Officer

Name of	Number of	Percent
Beneficial Owner	Shares	of Class
Raymond M. Trewhella	87,594	5.3	%(4)
Director, Chairman of the Board and Chief Executive Officer

Stephen W. Trewhella	439,795	26.8	%(5)
Director

Richard E. Trewhella	3,400	*	(6)
Corporate Controller and Treasurer

All Directors and Officers as a group (seven persons)	830,377	50.5%

*	Less than one percent.

(1)	Includes 5,608 shares owned directly by Mr. Chavis’ wife as to which he disclaims beneficial ownership. Mr. Chavis’ address is: 1113 Lindler Drive, West Columbia, SC.

(2)	Includes 3,000 shares reserved for issuance to Mr. McLeod pursuant to stock options that are currently exercisable.

(3)	Includes 4,500 shares reserved for issuance to Mr. Trewhella pursuant to stock options that are currently exercisable. Mr. Trewhella’s address is: 319 Porth Circle, Lexington, SC.

(4)	Includes 40,012 shares of Common Stock owned by Julianne Anderson Trewhella, and her successors, as Trustee of the Julianne Anderson Trewhella Revocable Trust Agreement, dated August 3, 2000 as amended, and 999 shares of common stock held by Mr. Trewhella as custodian for his children under the South Carolina Uniform Gifts to Minors Act, as to which, in each case, he disclaims beneficial ownership. Mr. Trewhella’s address is: 7907 Leabrook Road, Columbia, SC.

(5)	Includes 200,000 shares of Common Stock owned directly by Mr. Trewhella’s wife as to which he disclaims beneficial ownership. Mr. Trewhella’s address is: 200 Southlake Drive, Columbia, SC.

(6)	Includes 1,800 shares reserved for issuance to Mr. Trewhella pursuant to stock options that are currently exercisable.

ELECTION OF DIRECTORS

     The By-laws of the Company authorize a Board of Directors of up to ten members. Currently the Board of Directors has set the number of directors at five and there are currently five directors. Two of these directors have a term that expires as of this Annual Meeting, two of these directors have terms that expire at the Annual Meeting of Stockholders in 2006 and one of these directors has a term that expire at the Annual Meeting in 2007. Two nominees have been nominated to hold office for three-year terms to end in conjunction with the Annual Meeting to be held following the close of the Company’s fiscal year ending August 31, 2007, or when his successor shall be duly elected and qualified.

     It is intended that votes will be cast, pursuant to authority granted in the enclosed proxy, for the election of the nominee with an asterisk before his name. The terms of the other directors listed have not yet expired. In the event that the nominee shall unexpectedly become unavailable for election, the proxies will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the Board of Directors. The candidate who receives the greatest number of votes cast at the Annual Meeting will be deemed elected, even though not receiving a majority of the votes cast.

		Current or
		Proposed
	Director	Term
Name and Age	Since	Expires
Melvin L. Chavis - 60(1)	1989	2006

*George Husong - 72(2)	2002	2008

Raymond M. Trewhella - 69(3)	1960	2007

*Stephen W. Trewhella - 77(4)	1959	2008

Stephen W. Trewhella, Jr. - 45(5)	2001	2006

* Nominee

MANAGEMENT RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES.

(1)	Mr. Chavis joined the Company in November 1982 as a Vice-President, Marketing in the Monofilament Division and became Vice-President and General Manager of the Monofilament Division in January 1990.

(2)	Mr. Husong has been a diversified businessman in auto dealerships and real estate for more than the past five years.

(3)	Mr. Raymond M. Trewhella was President of the Company for more than the past five years. He was elected Chairman of the Board and Chief Executive Officer effective September 1, 2001.

(4)	Mr. Stephen W. Trewhella was Chairman of the Board of the Company for more than the past five years. He retired as Chairman effective August 31, 2001 and remains a director.

(5)	Mr. Stephen W. Trewhella, Jr. was Vice President and General Manager of the Glassmaster Controls Company for more than the past five years. He was elected President and Chief Operating Officer of Glassmaster Company effective September 1, 2001.

     Family relationships among directors are as follows: (1) Stephen W. Trewhella and Raymond M. Trewhella are brothers; and (2) Stephen W. Trewhella, Jr. is the son of Stephen W. Trewhella.

     There were no transactions or series of transactions for the fiscal year ended August 31, 2004, nor are there any currently proposed transactions, or series of the same to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, 5% shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The Company has a standing Audit Committee. During the fiscal year ended August 31, 2004, this Committee was constituted as follows:

     The Audit Committee consisted of Stephen W. Trewhella, Chairman, and George Husong, who were outside directors. Its functions include the selection of a firm of certified public accountants to serve as independent auditors, discussion of the auditors’ report with the Board of Directors, and the review of all related party transactions. The Audit Committee met once during the last fiscal year. The Audit Committee does not currently include a financial expert.

     During the fiscal year ended August 31, 2004, there were four regular meetings of the Board of Directors. No director missed more than 25% of the total number of meetings and Committee meetings of which the director was a member.

EXECUTIVE OFFICERS

     In addition to those executive officers who are directors of the Company, the following persons also serve as executive officers. Both of these officers have been with the Company for more than the past five years.

		Officer	Term
Name and Age	Office	Since	Expires
Neil A. McLeod, Jr. (66)	Vice-President and	1988	2005
	Secretary

Richard E. Trewhella (61)	Treasurer and	2003	2005
	Controller

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table sets forth for the fiscal years ended August 31, 2002, 2003, and 2004, the cash compensation paid or accrued by the Company, as well as certain other compensation paid or accrued for those years, for services in all capacities to the Company’s Chairman of the Board and to the executive officer whose salary and bonus earned exceeded $100,000.00 for any of these fiscal years.

SUMMARY COMPENSATION TABLE (1)

				Long Term
				Compensation
	Annual Compensation			Awards
.					.
(a)	(b)	(c)	(d)	(g)(2)	(i)(3)
Name and Principal
Position Compensation	Year	Salary ($)	Bonus ($)	Options (#)	All Other
Raymond M. Trewhella	2004	$93,761	$0	0	$0
Chairman and Director	2003	$93,761	$0	0	0
	2002	$93,761	$0	0	475
Melvin L. Chavis	2004	$91,622	0	0	$0
Vice President and Director	2003	$91,622	$0	0	$0
Vice President and Director	2002	$91,622	$0	0	$490

(1)	Columns (e), (f) and (h) relating, respectively, to “Other Annual Compensation,” “Restricted Stock Awards,” and “LTIP Payouts” have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to any named executive during the periods covered by such columns.

(2)	All information in this column relates to options because the Company has not granted any SARs.

(3)	“All Other Compensation” information represents Company contributions to the Glassmaster Company Employee Retirement Savings Plan (401-k).

Option Exercises and Holdings

     There were no options exercised by the executive officers listed in the Summary Compensation Table during the last fiscal year.

Compensation of Directors

     All non-management directors receive $500 per board meeting attended. The directors suspended the payment of the $500 fee per board meeting attended, effective with April, 2001 meeting of the board of directors. Out of town directors are also reimbursed for actual costs of attending Board meetings, which are currently held on a quarterly basis. There are no additional amounts paid for committee participation or special assignments.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and certain officers and persons who own more than 10% of a registered class of the Company’s equity securities to file within certain specified time periods reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by SEC regulations to furnish the Company with copies of all such reports that they file. Based solely on a review of copies of reports filed with the SEC since September 1, 2003, and written representations by certain officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during the Company’s fiscal year 2004.

Code of Ethics

     The Company has drafted a formal Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer. The Company expects to finalize the Code of Ethics during the current fiscal year.

     The Company has drafted a formal Code of Ethics requiring Board of Directors’ approval of any material transaction involving the Company’s Chief Executive Officer and Chief Financial Officer. The Company believes this procedure reasonably deters material wrongdoing and promotes honest and ethical conduct.

Employment of Independent Auditors

     During the year ended August 31, 2004, the Company engaged Elliott Davis, LLC, its outside auditors, to perform the following professional services:

(1) Audit Fees (annual and interim consolidated financial statements and 401-k plan) -	$34,770
(2) Audit-related fees	$8,800
(3) All Other Fees (preparation of federal and state income tax returns) -	$6,500

AUDIT COMMITTEE REPORT

     The Board of Directors of the Company has not adopted a written charter for the Audit Committee. The composition of the Company’s Audit Committee complies with the NASD rule for audit committees for small business issuers since the Committee has two outside members.

Report of the Audit Committee

     We have reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2004 with the Company’s management. We have also discussed with Elliott Davis, LLC the matters required to be discussed by Statement on Auditing Standards No. 61 and have received and reviewed the written disclosures and the letter from Elliott Davis, LLC required by Independence Standards Board Standard No. 1 and have discussed with Elliott Davis, LLC their independence. Based on the above review and discussions, we recommend to the Board that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ending August 31, 2004.

The Audit Committee

Stephen W. Trewhella (Chairman) George L. Husong

RATIFICATION OF AUDITORS

     The Board of Directors, on the recommendation of the Audit Committee has, subject to ratification by the stockholders, appointed the firm of Elliott Davis, LLC, CPA’s to audit the accounts of the Company for the fiscal year ending August 31, 2005. Ratification will require the approval of a majority of the votes cast.

     A representative of Elliott Davis, LLC is expected to be present at the annual meeting and will have the opportunity to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

     MANAGEMENT RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ELLIOTT DAVIS, LLC TO AUDIT THE ACCOUNTS OF THE COMPANY FOR ITS FISCAL YEAR ENDING AUGUST 31, 2005.

PROPOSALS OF STOCKHOLDERS

     Any proposal which a stockholder wishes to present for action at the next Annual Meeting of the stockholders of the Company must be received in writing at the Company’s principal executive offices no later than August 31, 2005, to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that Annual Meeting. If a proposal intended to be presented by a shareholder at the next Annual Meeting, for which the shareholder does not seek inclusion in the Company’s Proxy Statement and form of Proxy for that meeting, is not received by the Company by November 14, 2005, then the management proxies appointed in the enclosed Proxy will be allowed to use their discretionary voting authority with respect to the proposal.

OTHER MATTERS

     Management knows of no other business which will be presented for consideration which will require a vote by the stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

By Order of the Board of Directors

Neil A. McLeod, Jr. Secretary

Lexington, South Carolina December 29, 2004

PROXY

TO: The Secretary of

Glassmaster Company
P.O. Box 788
Lexington, South Carolina 29071

     I do hereby constitute and appoint Neil A. McLeod, Jr. and Raymond M. Trewhella, or either of them (the “Proxies”), to be my lawful attorney, substitute and proxy for me in my name to vote at the Annual Meeting of Stockholders of Glassmaster Company (the “Company”) to be held at the principal executive offices of the Company, 126 Glassmaster Road, Lexington, South Carolina, on Friday, January 21, 2005, at 10:00 a.m. Eastern Standard Time, and at any adjournment thereof, for the following purposes.

     Item 1. To elect the following as Directors to the terms set forth: Stephen W. Trewhella (2008) – George Husong (2008)

_______ For all Nominees

_______ Against all Nominees

Withhold as to _____________________________________________

Withhold as to _____________________________________________

(To withhold authority as to any nominee(s), write name(s) on line(s) provided)

     Item 2. To ratify the appointment of Elliott Davis, LLC as independent auditors for the Company’s fiscal year ending August 31, 2005.

_____ For _____ Against _____ Abstain

     Item 3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

     I hereby revoke any proxy or proxies heretofore given by me to any person or persons whatsoever. Shares represented by this proxy will be voted in accordance with the specifications so made. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE PROPOSALS CONTAINED IN ITEMS 1 AND 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY MATTER ARISING PURSUANT TO ITEM 3.

—   —   —    —   —   —   —   —    —   —   —   Please Fold on Dotted Line for Mailing   —   —   —    —   —   —   —   —    —   —   —

Date

Signature

TOTAL # SHARES:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
 PLEASE FOLD AND PLACE IN THE ENCLOSED ENVELOPE SO THE ADDRESS BELOW SHOWS IN THE WINDOW.

Return To:	Secretary
Glassmaster Company
PO Box 788
Lexington, SC 29071